FINANCE COSTS	12 Months Ended
Dec. 31, 2019
Finance Costs [Abstract]
FINANCE COSTS	FINANCE COSTS

		Years ended December 31
(In millions of dollars)	Note	2019	2018

Interest on borrowings [1]		746	709
Interest on post-employment benefits liability	23	11	14
Loss on repayment of long-term debt	21	19	28
(Gain) loss on foreign exchange		(79)	136
Change in fair value of derivative instruments		80	(95)
Capitalized interest		(19)	(20)
Other		21	21

Finance costs before interest on lease liabilities		779	793
Interest expense on lease liabilities	8	61	—

Total finance costs		840	793

[1]  Interest on borrowings includes interest on short-term borrowings and on long-term debt.

FOREIGN EXCHANGE AND CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS
We recognized $79 million in net foreign exchange gains in 2019 (2018 - $136 million in net losses). These gains and losses were primarily attributed to our US dollar-denominated commercial paper (US CP) program borrowings (see note 17).

These foreign exchange gains (2018 - losses) were partially offset by the $80 million loss related to the change in fair value of derivatives (2018 - $95 million gain) that was primarily attributed to the debt derivatives, which were not designated as hedges for accounting purposes, we used to substantially offset the foreign exchange risk related to these US dollar-denominated borrowings.

During the year ended December 31, 2018, after determining we would not be able to exercise our outstanding bond forward derivatives (bond forwards) within the designated time frame, we discontinued hedge accounting and reclassified a $21 million loss from the hedging reserve within shareholders' equity to "change in fair value of derivative instruments" within finance costs. We subsequently extended the bond forwards and redesignated them as effective hedges. During the year ended December 31, 2019, we exercised these bond forwards. See note 17 for more information on our bond forwards.